CORPORATE OVERVIEW

A Market Leader in Testing for Voice and Cable Broadband in North America Tollgrade Communications, Inc.

It's Been Tough, But Remember ... Solid Telco & Cable Market Share 2003 Revenue Growth Related to Acquisitions New Solutions For Broadband 54.8% YTD Gross Margins DSL Momentum In RBOCs and Tier 2s Q4 '04 Momentum

Elevator Pitch If Your Phone Line Doesn't Work, We Tell You What's Wrong We Can Also Test DSL If The Cable Power Goes Out, We Warn You Ahead of Time Will Also Test VOIP Will Also Test VOIP Will Also Test VOIP Will Also Test VOIP Will Also Test VOIP Will Also Test VOIP Will Also Test VOIP

DSL DSL RBOC DSL Subscribers 2.9 million 1.7 million 4.3 million ..74 million

Public Internet The DSL Network IP Network ATM Network ATU-R DSLAM ATM Switch Class 5 Server Complex C4/Toll Network Optical Mux Metallic Faults - 8% DSLAM/ATM Faults- 11% ISP Faults - 22% CPE Faults - 40% Other - 19%

Public Internet Tollgrade in the DSL Network IP Network ATM Network ATU-R DSLAM ATM Switch Class 5 Server Complex C4/Toll Network Optical Mux DigiTest DigiTest EDGE

Tollgrade's DSL Solution CENTRAL OFFICE POTS Turn-up vs. DSL ..8 Dispatches vs. 2.4 Dispatches QUALIFY more lines for DSL REDUCE Trouble Tickets and Handling REDUCE Non-productive Dispatches.

RBOC POTS Lines Tollgrade Tests 150 Million POTS subscribers in North America. RBOCs shoot trouble on 2-3% of lines a month. 60 MM-Line RBOC = 1,200,000 Calls A Month Half Require Dispatch 10 million test sequences per month in highly automated fashion. 54.4 million 21.8 million 53.6 million 16 million

Tollgrade in the POTS Network C4/Toll Network DLC RT Class 5 DLC COT Metallic Faults DSL Pre-Qualification Class 5 Provisioning Faults Inside Wiring Faults DLC Testability LoopCare TestOSS Other OSS/EMS Systems DigiTest MCU

Testing Vitally Important to RBOCs Tollgrade's "Teaming Spirit" helped our customer exceed their testability objectives. Tollgrade's program "will result in a significant reduction in costs by reducing unnecessary field dispatches."

Tollgrade's Cable Solution Cable Companies Have Less Robust Back-Up Power Than Telco Proactive Monitoring of Entire Network We Can Upgrade to Support High-speed Internet, VoIP, and Internet Video Services

Tollgrade Cable Customers Tollgrade Cable Products Manage Outside Plant HFC Status for over 70% of North America's Cable Broadband Operators.

Tollgrade in the Cable Network Public Internet Server Complex VoIP Gateway Softswitch CMTS PSTN NODE/PS Edge Router O/E HFC Faults - 20% CMTS/LocalIP - 20% IP Handoffs - 20% CPE Faults - 30% Other - 10% Cheetah IP DOCSIS TXP Cheetah Probe

2004 YTD

Q3 YTD Revenue - 2003 vs. 2004 (Dollars in Millions) Q3 YTD '03 Q3 YTD '04 EPS 47.2 46.7 $47.3 MM $46.7 MM

Q3 YTD Earnings - 2003 vs. 2004 Q3 YTD '03 Q3 YTD '04 EPS 0.14 0.07 $0.14 $0.05

Quarterly Sales Trend (Dollars in Millions) Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Revenue 15.6 17.8 17.6 15.5 13.6 $15.6 $17.8 $17.6 $15.5 $13.6 $13.6

MCU Sales Trend (Dollars in Millions) Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Revenue 6.5 7.9 6.9 4.1 4.6 $6.5 $7.9 $6.9 $4.1 $4.6 $4.6

Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Revenue 2.4 0.79000000013148 0.94 1.6 2.9 $2.4 $.79 $.94 $1.6 $2.9 $2.9 DigiTest/EDGE System Sales Trend (Dollars in Millions)

Q4'03 Q1'04 Q2'04 Q3'04 RBOC 5 5 5 7 Tier 2 & 3 3 4 11 22 $.5 $.3 $.5 $.4 $.5 $1.1 $.7 $2.2 Tier 2 & 3 TRENDLINE DigiTest/EDGE RBOC Vs. Indy (Dollars in Millions)

CLEC/IOC Sales (Dollars in Thousands) Q103 Q203 Q303 Q403 Q104 Q204 Q304 DigiTest 596 33 393 147 245 434 1319 LoopCare 494 388 331 187 58 188 706 KYATT

Cable Sales Trend (Dollars in Millions) Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Revenue 3.5 5.2 4.9 6.4 2.4 $3.5 $5.2 $4.9 $6.4 $2.4 $2.4

LoopCare Sales Trend (Dollars in Millions) Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Revenue 2.2 3 3.7 2.8 2.6 $2.2 $3.0 $3.7 $2.8 $2.6 $2.6

Services Sales Trend (Dollars in Millions) (Includes Software Maintenance) Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Revenue 3.1 3 3.2 3.2 3.3 $3.1 $3.0 $3.2 $3.2 $3.3 $3.3

2004 Q3 YTD Product Mix CABLE MCU LOOPCARE DIGITEST SERVICES PRODUCT MIX 29.4 33.9 19.8 10.6 6.3 CABLE 29.4% SERVICES 6.3% DIGITEST(r) 10.6% LOOPCARE(tm)* 19.8% MCU(r)** 33.9% *Includes Maintenance Services ** MCU purchases front loaded in '04

DSL DSL Tollgrade's DSL Product Momentum RBOCs DSL Prequal Opportunities Q4 Deployment Contingent On Year-End Budget Major Tier 1 ILEC and Major Tier 2 Opportunities 2.9 million 1.7 million 4.3 million ..74 million

Q4 Potential (Dollars in Millions) Q1'04 Q2'04 Q3'04 Q4'04 Revenue 17.6 15.5 13.6 17 $17.6 $15.5 $13.6 $17.0 High End End End End

$124,000 In Q3

Q3 2004 Test Head Momentum $400,000 $400,000 $390,000 $300,000 $107,000 $107,000 Canada

POTS Still A Good Business 54.4 million 21.8 million 53.6 million 16 million

Cheetah Progress CableLabs Certified Embedded Solution 10,000-Piece Additional Order Received 13,000-Unit Backlog Slated For Q4

20,000 UNITS Ordered YTD DOCSIS TRX

Q4 Forecast Current Forecast Range $13 - $ 17 Million Does Not Include Potential Business RBOC DSL Prequal International Project Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3 Tier 2 and 3

Strategy Going Forward Maximize RBOC Sales Force Greater Focus On Tier 2s & 3s DMU DSL Prequal Roll-Out Aggressive DOCSIS and VOIP Rollout In Cable VOIP Firmware and CheetahXD Adapt VOIP Strategy To RBOCs Finalize FTTN Strategy Finalize FTTN Strategy Finalize FTTN Strategy Finalize FTTN Strategy Finalize FTTN Strategy Finalize FTTN Strategy Finalize FTTN Strategy Finalize FTTN Strategy